                                                                                                                                    January 7, 2011

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
General Treasury Prime Money Market Fund

Supplement to the Current Prospectus

The following information supersedes any contrary information contained in the section of the Fund’s Prospectus entitled “Shareholder Guide – Buying and Selling Shares.”

Applicable to General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund’s NAV per share for the class of shares you purchase, which is generally calculated twice a day, at 3:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund’s transfer agent is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

If an order in proper form is made prior to 3:00 p.m., and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 3:00 p.m. and will receive the dividend declared that day.  If an order in proper form is made after 3:00 p.m., but by 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day.

                                                                                                                                    January 7, 2011

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
 General Treasury Prime Money Market Fund

Supplement to Statement of Additional Information
 dated April 1, 2010, As Revised January 3, 2011

The following information supersedes any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “How to Buy Shares”:

Treasury Money Fund – The Fund determines its net asset value per share twice each day the New York Stock Exchange or the Transfer Agent is open for regular business:  as of 3:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time.  The Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund’s primary trading markets are open and the Fund’s management determines to do so.

An order placed with the Distributor or its designee in New York will become effective at the price determined at 3:00 p.m., Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the order is placed in proper form with the Distributor or its designee prior to 3:00 p.m., Eastern time, and Federal Funds are received by 6:00 p.m., Eastern time, on that day.  An order placed in proper form with the Distributor or its designee in New York after 3:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.